UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS High Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

28 Financial Statements

32 Financial Highlights

36 Notes to Financial Statements

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Summary of Administrative Fee Evaluation by Independent Fee Consultant

53 Account Management Resources

54 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 0.96%, 1.78%, 1.72% and 0.67% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without these waivers/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS High Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-12.41%	-17.43%	-4.68%	.37%	1.85%
Class B	-12.77%	-18.12%	-5.41%	-.42%	1.03%
Class C	-12.70%	-18.00%	-5.32%	-.35%	1.06%
Credit Suisse High Yield Index+	-14.08%	-19.55%	-4.52%	.01%	3.28%
DWS High Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-12.23%	-17.13%	-4.31%	.73%	5.33%
Credit Suisse High Yield Index+	-14.08%	-19.55%	-4.52%	.01%	4.96%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 3.60	$ 3.60	$ 3.60	$ 3.60
9/30/08	$ 4.32	$ 4.32	$ 4.33	$ 4.33
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .19	$ .17	$ .17	$ .19
March Income Dividend	$ .0312	$ .0287	$ .0290	$ .0322
SEC 30-day Yield++	11.83%	11.60%	11.61%	12.60%
Current Annualized Distribution Rate++	10.40%	9.57%	9.67%	10.73%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — High Current Yield Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	161	of	461	35
3-Year	170	of	390	44
5-Year	79	of	335	24
10-Year	94	of	207	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,885	$8,270	$9,726	$11,474
	Average annual total return	-21.15%	-6.14%	-.55%	1.38%
Class B	Growth of $10,000	$7,963	$8,331	$9,724	$11,075
	Average annual total return	-20.37%	-5.91%	-.56%	1.03%
Class C	Growth of $10,000	$8,200	$8,487	$9,827	$11,107
	Average annual total return	-18.00%	-5.32%	-.35%	1.06%
Credit Suisse High Yield Index+	Growth of $10,000	$8,045	$8,704	$10,007	$13,810
	Average annual total return	-19.55%	-4.52%	.01%	3.28%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$828,700	$876,200	$1,037,100	$1,410,200
	Average annual total return	-17.13%	-4.31%	.73%	5.33%
Credit Suisse High Yield Index+	Growth of $1,000,000	$804,500	$870,400	$1,000,700	$1,375,000
	Average annual total return	-19.55%	-4.52%	.01%	4.96%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 875.90	$ 872.30	$ 873.00	$ 877.70
Expenses Paid per $1,000*	$ 4.58	$ 8.45	$ 8.13	$ 3.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,020.04	$ 1,015.91	$ 1,016.26	$ 1,021.49
Expenses Paid per $1,000*	$ 4.94	$ 9.10	$ 8.75	$ 3.48
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.98%	1.81%	1.74%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management discusses DWS High Income Fund's strategy and the market environment during the six-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the high-yield bond market perform during the past six months?

A: The semiannual period was characterized by two intervals of highly divergent returns for high-yield bonds. In the first part — the final three months of 2008 — high-yield bonds generated extremely poor performance. The factors weighing on returns during this time were both fundamental and technical in nature. From a fundamental standpoint, a significant slowdown in economic growth raised fears that the high-yield default rate would soar as high as 10% in 2009. As a result, even higher-quality credits were affected by the broader fears about slowing growth. On the technical side, the resurgence of the year-long credit crisis sent investors fleeing into Treasuries, draining liquidity away from the capital markets and severely depressing the returns of higher-risk assets. The Credit Suisse High Yield Index (the fund's benchmark) returned -18.79% during the fourth quarter of 2008, well behind the 4.58% return of the Barclays Capital US Aggregate Bond Index.1

In the second half of the period, high-yield bonds rebounded nicely from their worst-ever calendar year performance in 2008. Although the outlook for the economy remained murky, evidence that a depression scenario was growing increasingly unlikely prompted investors to wade back into the market to take advantage of elevated yields. Investor confidence was also given a boost by the rally in equity prices in March, during which the Standard & Poor's 500 (S&P 500) Index gained an impressive 8.76%.2 With this as the backdrop, the Credit Suisse High Yield Index delivered a positive return of 5.81% in the first quarter of 2009. Lower-quality credits, which were the hardest-hit segment of the market in 2008, outperformed sharply in the recovery.

The volatility in the high-yield market can be illustrated by the movements in the yield spread, or the difference between the yield of the asset class relative to US Treasuries. The yield spread stood at exactly 1,000 basis points (or 10 percentage points) at the beginning of the fourth quarter, then surged to an all-time high above 1,800 basis points in late November. In contrast, the previous all-time high was 1,096 basis points, registered in late 1990. As the market rallied through the first quarter of 2009, the spread fell to 1,495 by the end of March. Even with this decline, the yield spread remains well above its long-term historical average of 582.3

Q: How did the fund perform?

A: The fund's Class A shares produced a negative absolute return of -12.41% during the six-month period ended March 31, 2009. However, this return was well ahead of both the -14.08% return of the benchmark and the -15.35% average return of the funds in its Lipper peer group, High Current Yield Funds.4 We believe the fund's outperformance in a potentially difficult period helps illustrate the value of our emphasis on fundamental credit research.

We are also pleased to report that the fund has outperformed its peer group over the one-, three-, five- and 10-year periods ended March 31, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 to 6 for the performance of other share classes and more complete performance information.)

Q: What individual securities helped performance?

A: From a sector standpoint, the portfolio benefited from its overweight positions in less cyclical groups, such as health care, utilities and wireless telecommunications.5 The leading individual contributors were largely bonds from these sectors, such as Charter Communications Operating LLC, the utilities AES Corp. and Allegheny Energy Supply Co. LLC, L-3 Communications Corp., and HCA, Inc. The strong relative performance of these credits helps illustrate investors' preference for bonds issued by companies with robust cash flows, low cyclicality, attractive yields and good asset coverage (i.e., a high value of assets relative to outstanding debt).

We also added value by avoiding Harrah's Entertainment*, a gaming company that saw its debt load increase significantly after the company was subject to a leveraged buyout. Similarly, the fund's relative performance was helped by holding only a small position in General Motors*, whose bonds weakened on concerns that the company will ultimately be forced into bankruptcy.

Q: What holdings hurt performance?

A: The largest individual detractor was TXU Corp.*, the Texas-based utility that has had its pricing negatively affected by the sharp decline in the price of natural gas. Hawker Beechcraft, Inc., the manufacturer of small airplanes, also underperformed due to the toll that economic weakness has taken on the demand for private jets. The weak economy also weighed on the bonds issued by the mattress company Simmons Co., as the poor housing market led to slowing demand for its products. Lyondell Chemical Co.*, whose bonds have underperformed since a leveraged buyout led to a significant increase in the company's debt load earlier in the year, also was an underperformer of note.

Q: What is your broader view on the high-yield market?

A: We hold a cautiously optimistic outlook on the overall picture for high-yield bonds. Absolute yield levels remain high, which should attract investors on the basis of valuation. We have also witnessed an increase in the new issue market not just for high-grade corporates, but also high-yield. We interpret this as a positive sign because it not only allows corporations to roll over existing debt, but it also helps liquidity levels in the market.

A further positive for high yield is the fact that the market, even after its recent rally, continues to price in an implied default rate of approximately 15%. Historically, when actual default rates turned out to be lower than implied default rates, high-yield bond prices rallied. While we believe defaults will indeed rise from their current level of about 5%, we think current prices may reflect an overly pessimistic view. In other words, the market may react positively if the actual default rate does not climb as high as the implied default rate. Previous highs for the default rate were 13% in 1991 and 11% in 2002.

We therefore hold an increasingly positive view on the outlook for high yield, and we continue to seek outperformance by allocating to areas where we see good risk-adjusted expected returns. We hold a higher-quality bias in the portfolio via an overweight in higher-quality credits and an underweight in lower-quality credits. The fund is also positioned conservatively from a sector standpoint, with overweights in less cyclical industries such as hospitals, cable and telecommunications, and underweights in higher-risk areas such as retail, technology, forest products/paper, gaming and real estate.

Finally, it is important to note that our asset class could see an influx of "fallen angels," or issuers that have been downgraded out of investment-grade status and into high yield. Traditionally, this has provided high-yield investors with a fertile environment in which to find undervalued bonds issued by better-quality companies.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Standard & Poor's 500 (S&P) Index represents the US equity market in general. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High-Yield Index from January 31, 1986 to March 31, 2009. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
Source: Credit Suisse.
4 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of March 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Corporate Bonds	89%	90%
Loan Participants and Assignments	7%	7%
Cash Equivalents	4%	3%
	100%	100%
Corporate Bond Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	3/31/09	9/30/08

Consumer Discretionary	15%	16%
Utilities	14%	12%
Energy	14%	14%
Financials	12%	11%
Telecommunication Services	12%	9%
Materials	11%	13%
Health Care	8%	7%
Industrials	8%	11%
Information Technology	3%	4%
Consumer Staples	3%	3%
	100%	100%
Quality	3/31/09	9/30/08

Cash Equivalents	3%	2%
BBB	12%	9%
BB	36%	35%
B	36%	46%
CCC	9%	5%
CC	1%	—
D	1%	1%
Not Rated	2%	2%
	100%	100%

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/09	9/30/08

Less than 1 year	5%	3%
1-4.99 years	46%	35%
5-6.99 years	30%	35%
7 years or greater	19%	27%
	100%	100%

Weighted average effective maturity: 5.2 and 5.9 years, respectively.

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 86.4%
Consumer Discretionary 11.4%
AMC Entertainment, Inc., 8.0%, 3/1/2014	5,958,000	4,885,559
American Achievement Corp., 144A, 8.25%, 4/1/2012	1,720,000	1,247,000
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	3,233,900	485,085
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	3,990,000	1,875,300
8.0%, 3/15/2014	1,710,000	829,350
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	4,040,000	2,302,800
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**	2,875,000	201,250
Carrols Corp., 9.0%, 1/15/2013	1,810,000	1,556,600
Cox Communications, Inc., 144A, 9.375%, 1/15/2019	3,935,000	4,215,750
CSC Holdings, Inc.:
6.75%, 4/15/2012 (b)	2,850,000	2,743,125
Series B, 7.625%, 4/1/2011	8,200,000	8,138,500
144A, 8.5%, 4/15/2014	4,720,000	4,649,200
144A, 8.5%, 6/15/2015	3,410,000	3,333,275
144A, 8.625%, 2/15/2019	1,235,000	1,188,688
DIRECTV Holdings LLC, 7.625%, 5/15/2016	6,875,000	6,737,500
DISH DBS Corp.:
6.375%, 10/1/2011(b)	9,990,000	9,640,350
6.625%, 10/1/2014	4,985,000	4,461,575
7.125%, 2/1/2016	1,820,000	1,628,900
Dollarama Group Holdings LP, 8.573%***, 8/15/2012 (c)	2,705,000	1,217,250
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015	3,640,000	109,200
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	3,395,000	2,444,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	1,700,000	1,309,000
Hertz Corp., 8.875%, 1/1/2014	10,460,000	6,341,375
Idearc, Inc., 8.0%, 11/15/2016**	7,330,000	192,413
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	2,255,000	1,206,425
Inergy LP, 144A, 8.75%, 3/1/2015	1,245,000	1,201,425
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,949,000	1,149,910
Kabel Deutschland GmbH, 10.625%, 7/1/2014	4,913,000	4,962,130
Lamar Media Corp., Series C, 6.625%, 8/15/2015	2,270,000	1,634,400
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	2,690,000	2,421,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	5,010,000	3,757,500
Norcraft Holdings LP, 9.75%, 9/1/2012	9,580,000	7,568,200
Penske Automotive Group, Inc., 7.75%, 12/15/2016	6,750,000	3,375,000
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015	850,000	527,000
8.75%, 10/1/2013	1,510,000	1,328,800
Quebecor Media, Inc., 7.75%, 3/15/2016	2,290,000	1,740,400
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	2,830,000	99,050
Reader's Digest Association, Inc., 9.0%, 2/15/2017	2,505,000	144,038
Sabre Holdings Corp., 8.35%, 3/15/2016	3,160,000	1,200,800
Seminole Hard Rock Entertainment, Inc., 144A, 3.82%***, 3/15/2014	3,960,000	2,059,200
Shaw Communications, Inc., 8.25%, 4/11/2010	4,320,000	4,320,000
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	2,830,000	1,174,450
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	11,875,000	118,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	3,420,000	1,008,900
Travelport LLC:
5.886%***, 9/1/2014	2,640,000	844,800
9.875%, 9/1/2014	530,000	209,350
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	855,000	68,400
United Components, Inc., 9.375%, 6/15/2013	570,000	222,300
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	9,875,000	11,545,534
144A, 10.375%, 2/15/2015	2,260,000	2,056,600
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	3,405,000	3,777,442
144A, 8.0%, 11/1/2016 EUR	1,700,000	1,727,844
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	1,340,035	11,725
Videotron Ltd.:
6.875%, 1/15/2014	610,000	576,450
144A, 9.125%, 4/15/2018	3,625,000	3,683,906
Young Broadcasting, Inc., 8.75%, 1/15/2014**	15,800,000	1,738
		137,456,912
Consumer Staples 2.7%
Alliance One International, Inc., 8.5%, 5/15/2012	2,075,000	1,763,750
Delhaize America, Inc.:
8.05%, 4/15/2027	1,070,000	1,038,360
9.0%, 4/15/2031	7,709,000	8,193,526
General Nutrition Centers, Inc., 6.404%***, 3/15/2014 (PIK)	1,960,000	1,205,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	13,632,250	6,134,513
Tyson Foods, Inc., 144A, 10.5%, 3/1/2014	3,095,000	3,156,900
Viskase Companies, Inc., 11.5%, 6/15/2011	18,895,000	11,337,000
		32,829,449
Energy 12.8%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	7,030,000	5,131,900
Belden & Blake Corp., 8.75%, 7/15/2012	15,945,000	11,081,775
Bristow Group, Inc., 7.5%, 9/15/2017	3,505,000	2,628,750
Chaparral Energy, Inc., 8.5%, 12/1/2015	5,225,000	1,802,625
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	4,210,000	3,283,800
6.875%, 1/15/2016	11,150,000	9,366,000
7.25%, 12/15/2018	5,950,000	4,886,437
7.5%, 6/15/2014	1,450,000	1,308,625
9.5%, 2/15/2015	570,000	554,325
Colorado Interstate Gas Co., 6.8%, 11/15/2015	1,765,000	1,654,500
Delta Petroleum Corp., 7.0%, 4/1/2015	5,675,000	1,816,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011 (b)	1,130,000	1,005,700
El Paso Corp.:
7.25%, 6/1/2018	7,950,000	6,757,500
7.75%, 6/15/2010	3,245,000	3,197,039
8.25%, 2/15/2016	2,455,000	2,295,425
9.625%, 5/15/2012	2,325,000	2,231,582
EXCO Resources, Inc., 7.25%, 1/15/2011	4,703,000	3,644,825
Forest Oil Corp.:
144A, 7.25%, 6/15/2019	1,745,000	1,378,550
144A, 8.5%, 2/15/2014	1,270,000	1,177,925
Frontier Oil Corp.:
6.625%, 10/1/2011	2,495,000	2,432,625
8.5%, 9/15/2016	4,580,000	4,511,300
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	820,000	753,378
KCS Energy, Inc., 7.125%, 4/1/2012	13,015,000	11,778,575
Mariner Energy, Inc.:
7.5%, 4/15/2013	2,850,000	2,109,000
8.0%, 5/15/2017	3,660,000	2,415,600
Newfield Exploration Co., 7.125%, 5/15/2018 (b)	5,250,000	4,646,250
OPTI Canada, Inc.:
7.875%, 12/15/2014	4,465,000	1,953,438
8.25%, 12/15/2014	8,600,000	3,848,500
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	1,785,000	1,570,800
9.125%, 7/15/2013	3,295,000	3,163,200
144A, 10.5%, 8/1/2014	2,225,000	2,213,875
Plains Exploration & Production Co.:
7.0%, 3/15/2017	3,000,000	2,385,000
7.625%, 6/1/2018	5,955,000	4,823,550
Quicksilver Resources, Inc., 7.125%, 4/1/2016	8,385,000	3,982,875
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	1,925,000	240,625
Stone Energy Corp.:
6.75%, 12/15/2014	5,935,000	2,344,325
8.25%, 12/15/2011	9,440,000	4,956,000
Tennessee Gas Pipeline Co.:
7.625%, 4/1/2037	1,335,000	1,151,976
144A, 8.0%, 2/1/2016	790,000	790,000
TEPPCO Partners LP, 7.625%, 2/15/2012	3,345,000	3,310,138
Tesoro Corp., 6.5%, 6/1/2017	8,481,000	6,403,155
Whiting Petroleum Corp.:
7.25%, 5/1/2012	6,195,000	5,095,387
7.25%, 5/1/2013	820,000	643,700
Williams Companies, Inc., 8.125%, 3/15/2012	10,576,000	10,734,640
		153,461,195
Financials 11.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	7,335,000	2,823,975
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 2/24/2012, 11.0% to 6/30/2015	4,745,000	1,730,976
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	1,705,000	102,300
Conproca SA de CV, REG S, 12.0%, 6/16/2010	10,948,204	11,386,132
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**	2,697,790	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	23,115,000	16,456,863
7.875%, 6/15/2010	4,625,000	3,822,123
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015	3,340,000	3,473,600
GMAC LLC:
2.488%***, 5/15/2009	6,935,000	6,588,250
2.788%***, 6/30/2009 EUR	1,010,000	1,209,375
144A, 6.875%, 9/15/2011	18,915,000	13,441,377
144A, 7.75%, 1/19/2010	8,790,000	7,384,655
7.75%, 1/19/2010 (b)	2,020,000	1,577,816
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 4/1/2015 (PIK)	5,440,000	612,000
Hexion US Finance Corp., 9.75%, 11/15/2014	1,675,000	368,500
Inmarsat Finance PLC, 10.375%, 11/15/2012	9,996,000	10,245,900
iPayment, Inc., 9.75%, 5/15/2014	3,155,000	1,640,600
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	2,890,000	289,000
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**	4,710,000	70,650
NiSource Finance Corp.:
6.15%, 3/1/2013	405,000	353,731
7.875%, 11/15/2010	5,795,000	5,694,445
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	2,910,000	1,862,400
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	3,280,000	3,271,800
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	740,000	754,800
Sprint Capital Corp.:
7.625%, 1/30/2011	10,185,000	9,421,125
8.375%, 3/15/2012	4,240,000	3,816,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	8,975,000	22,438
UCI Holdco, Inc., 9.32%***, 12/15/2013 (PIK)	4,440,161	355,213
Universal City Development Partners Ltd., 11.75%, 4/1/2010	15,045,000	12,901,087
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	30,000	29,925
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	11,165,000	12,979,591
144A, 10.75%, 12/1/2015	164,000	162,360
		134,849,007
Health Care 6.0%
Boston Scientific Corp., 6.0%, 6/15/2011	4,603,000	4,464,910
Community Health Systems, Inc., 8.875%, 7/15/2015	17,690,000	16,717,050
HCA, Inc.:
9.125%, 11/15/2014	4,520,000	4,248,800
9.25%, 11/15/2016	16,410,000	14,933,100
9.625%, 11/15/2016 (PIK)	6,190,000	4,936,525
144A, 9.875%, 2/15/2017 (b)	270,000	255,150
HEALTHSOUTH Corp., 10.75%, 6/15/2016	2,380,000	2,332,400
IASIS Healthcare LLC, 8.75%, 6/15/2014	4,180,000	3,929,200
Psychiatric Solutions, Inc., 7.75%, 7/15/2015 (b)	1,260,000	1,137,150
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	3,435,000	1,992,300
The Cooper Companies, Inc., 7.125%, 2/15/2015	5,700,000	5,144,250
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	3,940,000	3,270,200
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	9,430,000	8,321,975
		71,683,010
Industrials 7.5%
Actuant Corp., 6.875%, 6/15/2017	2,290,000	1,940,775
Allied Waste North America, Inc., 6.5%, 11/15/2010	2,030,000	2,019,850
ARAMARK Corp., 8.5%, 2/1/2015 (b)	5,830,000	5,363,600
BE Aerospace, Inc., 8.5%, 7/1/2018	1,000,000	833,750
Belden, Inc., 7.0%, 3/15/2017	2,840,000	2,328,800
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	9,378,000	8,227,385
Cenveo Corp., 144A, 10.5%, 8/15/2016	910,000	510,738
Congoleum Corp., 8.625%, 8/1/2008**	6,765,000	2,029,500
Esco Corp.:
144A, 5.195%***, 12/15/2013	1,875,000	1,181,250
144A, 8.625%, 12/15/2013	5,635,000	4,282,600
General Cable Corp., 3.81%***, 4/1/2015	4,305,000	3,045,787
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	2,365,000	1,892,000
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	3,470,000	1,214,500
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	4,875,000	3,851,250
7.625%, 12/1/2013	7,670,000	6,212,700
9.375%, 5/1/2012	11,895,000	10,824,450
Kansas City Southern Railway Co., 8.0%, 6/1/2015 (b)	5,425,000	4,489,187
Mobile Mini, Inc., 9.75%, 8/1/2014	3,435,000	2,550,488
Moog, Inc., 144A, 7.25%, 6/15/2018	1,170,000	1,079,325
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	4,505,000	2,567,850
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	9,460,000	520,300
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	2,575,000	2,085,750
Titan International, Inc., 8.0%, 1/15/2012	10,405,000	8,115,900
TransDigm, Inc., 7.75%, 7/15/2014	1,705,000	1,589,913
United Rentals North America, Inc.:
6.5%, 2/15/2012	5,955,000	4,764,000
7.0%, 2/15/2014	8,020,000	4,050,100
US Concrete, Inc., 8.375%, 4/1/2014	3,219,000	1,287,600
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	1,820,000	709,800
		89,569,148
Information Technology 3.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	9,440,000	3,587,200
Alion Science and Technology Corp., 10.25%, 2/1/2015	2,790,000	418,500
L-3 Communications Corp.:
5.875%, 1/15/2015	9,690,000	8,987,475
Series B, 6.375%, 10/15/2015 (b)	4,430,000	4,175,275
7.625%, 6/15/2012(b)	12,400,000	12,446,500
MasTec, Inc., 7.625%, 2/1/2017	3,985,000	3,242,794
SunGard Data Systems, Inc., 10.25%, 8/15/2015	7,495,000	5,246,500
Vangent, Inc., 9.625%, 2/15/2015	2,270,000	1,475,500
		39,579,744
Materials 9.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	1,665,000	1,003,163
ARCO Chemical Co., 9.8%, 2/1/2020**	24,081,000	2,408,100
Cascades, Inc., 7.25%, 2/15/2013	3,583,000	1,997,522
Chemtura Corp., 6.875%, 6/1/2016**	3,152,000	1,418,400
Clondalkin Acquisition BV, 144A, 3.32%***, 12/15/2013	3,860,000	2,422,150
CPG International I, Inc., 10.5%, 7/1/2013	6,415,000	3,015,050
Exopack Holding Corp., 11.25%, 2/1/2014	9,845,000	4,479,475
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014 (b)	655,000	641,900
8.25%, 4/1/2015 (b)	8,060,000	7,717,450
8.375%, 4/1/2017	15,834,000	14,804,790
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	7,106,782	3,553,391
10.0%***, 3/31/2015	7,174,400	3,587,200
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	3,515,000	3,251,375
9.5%, 12/1/2011	2,385,000	2,382,019
Hexcel Corp., 6.75%, 2/1/2015	11,780,000	9,954,100
Huntsman LLC, 11.625%, 10/15/2010	12,691,000	12,564,090
Innophos, Inc., 8.875%, 8/15/2014	1,485,000	1,217,700
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	8,755,000	7,135,325
Metals USA Holdings Corp., 7.435%***, 7/1/2012 (PIK)	1,972,236	463,475
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	1,450,000	485,750
NewMarket Corp., 7.125%, 12/15/2016	6,860,000	5,436,550
NewPage Corp., 10.0%, 5/1/2012	5,620,000	1,952,950
Pliant Corp., 11.85%, 6/15/2009**	7	3
Radnor Holdings Corp., 11.0%, 3/15/2010**	1,510,000	1,888
Rhodia SA, 144A, 5.362%***, 10/15/2013 EUR	265,000	183,081
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	6,249,000	5,749,080
The Mosaic Co., 144A, 7.375%, 12/1/2014	8,885,000	8,707,300
Witco Corp., 6.875%, 2/1/2026**	1,147,000	298,220
Wolverine Tube, Inc., 10.5%, 4/1/2009	5,130,000	4,411,800
		111,243,297
Telecommunication Services 11.0%
BCM Ireland Preferred Equity Ltd., 144A, 8.959%***, 2/15/2017 (PIK) EUR	3,563,940	183,726
Centennial Communications Corp.:
10.0%, 1/1/2013	2,155,000	2,289,687
10.125%, 6/15/2013	5,040,000	5,216,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	8,225,000	7,854,875
8.375%, 1/15/2014 (b)	3,295,000	3,097,300
Cricket Communications, Inc.:
9.375%, 11/1/2014	7,565,000	7,205,662
144A, 10.0%, 7/15/2015	2,380,000	2,290,750
Crown Castle International Corp., 9.0%, 1/15/2015 (b)	6,170,000	6,185,425
Frontier Communications Corp.:
6.25%, 1/15/2013 (b)	3,318,000	3,006,937
9.25%, 5/15/2011	2,045,000	2,075,675
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	1,566,608	751,972
Hellas Telecommunications Luxembourg V, 144A, 6.112%***, 10/15/2012 EUR	1,625,000	1,047,103
Intelsat Corp.:
144A, 9.25%, 8/15/2014	1,180,000	1,109,200
144A, 9.25%, 6/15/2016	13,985,000	12,936,125
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/2016	1,750,000	1,697,500
Intelsat Subsidiary Holding Co., Ltd.:
144A, 8.875%, 1/15/2015	7,115,000	6,634,737
Series B, 144A, 8.875%, 1/15/2015	1,600,000	1,484,000
iPCS, Inc., 3.295%***, 5/1/2013 (b)	1,465,000	1,098,750
MetroPCS Wireless, Inc.:
144A, 9.25%, 11/1/2014	3,285,000	3,170,025
9.25%, 11/1/2014	8,270,000	8,021,900
Millicom International Cellular SA, 10.0%, 12/1/2013	12,320,000	12,042,800
Qwest Corp.:
7.25%, 9/15/2025	1,005,000	663,300
7.875%, 9/1/2011	7,995,000	7,875,075
8.875%, 3/15/2012	1,720,000	1,698,500
Sprint Nextel Corp., 6.0%, 12/1/2016	4,275,000	3,056,625
Stratos Global Corp., 9.875%, 2/15/2013	2,205,000	2,050,650
Telesat Canada, 144A, 11.0%, 11/1/2015	9,710,000	8,059,300
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	1,980,000	2,328,106
8.75%, 4/15/2014	14,366,000	13,575,870
Windstream Corp.:
7.0%, 3/15/2019	3,405,000	2,996,400
8.625%, 8/1/2016	575,000	564,938
		132,269,313
Utilities 11.3%
AES Corp.:
8.0%, 10/15/2017	2,680,000	2,298,100
144A, 8.0%, 6/1/2020	5,840,000	4,730,400
144A, 8.75%, 5/15/2013	18,610,000	18,330,850
9.5%, 6/1/2009	4,965,000	4,958,794
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	25,320,000	25,609,129
CMS Energy Corp., 8.5%, 4/15/2011	13,575,000	13,647,137
Edison Mission Energy, 7.0%, 5/15/2017	3,950,000	2,883,500
Energy Future Holdings Corp., 10.875%, 11/1/2017	4,455,000	2,873,475
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	2,675,000	2,367,375
Knight, Inc., 6.5%, 9/1/2012	5,268,000	4,912,410
Mirant Americas Generation LLC, 8.3%, 5/1/2011	10,410,000	10,097,700
Mirant North America LLC, 7.375%, 12/31/2013	2,235,000	2,022,675
NRG Energy, Inc.:
7.25%, 2/1/2014	6,795,000	6,387,300
7.375%, 2/1/2016	6,050,000	5,626,500
7.375%, 1/15/2017	5,295,000	4,924,350
NV Energy, Inc.:
6.75%, 8/15/2017	6,710,000	5,325,291
8.625%, 3/15/2014	1,263,000	1,190,382
Oncor Electric Delivery Co., 7.0%, 9/1/2022	2,415,000	2,252,048
Regency Energy Partners LP, 8.375%, 12/15/2013	4,020,000	3,417,000
Reliant Energy, Inc., 7.875%, 6/15/2017	4,485,000	3,543,150
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015	15,795,000	7,897,500
		135,295,066
Total Corporate Bonds (Cost $1,385,761,973)		1,038,236,141
Loan Participations and Assignments 7.2%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 9.222%, 6/1/2010**	3,500,000	0
Buffets, Inc.:
Debtor in Possession Term Loan, LIBOR plus 7.25%, 9.222%, 4/30/2009 (PIK)	2,533,267	208,995
Tranche 3, LIBOR plus 7.25%, 9.222%, 4/30/2009 (PIK)	252,196	20,806
Letter of Credit, LIBOR minus 0.1%, 1.872%, 5/1/2013	726,442	59,931
Term Loan B, LIBOR plus 7.25%, 9.222%, 11/1/2013 (PIK)	5,269,597	434,741
Charter Communications Operating LLC:
Term Loan, LIBOR plus 2.0%, 3.972%, 3/6/2014	18,300,764	14,922,718
Incremental Term Loan, LIBOR plus 5.0%, 6.972%, 3/6/2014	10,019,740	9,268,260
Community Health Systems, Inc.:
Term Delayed Draw, LIBOR plus 2.25%, 4.222%, 7/25/2014	254,800	220,649
Term Loan B, LIBOR plus 2.25%, 4.222%, 7/25/2014	4,993,923	4,324,587
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.472%, 10/14/2014	10,971,025	7,258,759
Term Loan B3, LIBOR plus 3.5%, 5.472%, 10/14/2014	23,882,488	15,732,589
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.472%, 6/20/2013	2,256,144	1,223,959
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.222%, 9/16/2013	1,688,518	1,249,503
Golden Nugget, Inc., Second Lien Term Loan, LIBOR plus 3.25%, 5.222%, 12/31/2014	3,314,692	513,777
Hawker Beechcraft, Inc.:
Letter of Credit, 1.972%, 3/26/2014	322,052	147,965
Term Loan, LIBOR plus 2.0%, 3.972%, 3/26/2014	5,496,853	2,525,502
HCA, Inc., Term Loan A, LIBOR plus 2.0%, 3.972%, 11/16/2012	13,657,248	11,847,663
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.222%, 5/5/2013	7,939,252	2,794,617
Term Loan C2, LIBOR plus 2.25%, 4.222%, 5/5/2013	1,999,816	703,935
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.222%, 6/13/2014 (PIK)	3,956,244	1,681,404
Longview Power LLC:
Term Delayed Draw, LIBOR plus 2.25%, 4.222%, 2/28/2014	360,800	256,168
Term Loan B, LIBOR plus 2.25%, 4.222%, 2/28/2014	311,400	221,094
Letter of Credit, LIBOR plus 2.25%, 4.222%, 2/28/2014	103,800	73,698
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 3.972%, 9/30/2014	2,784,229	1,477,395
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.222%, 8/23/2013	1,281,052	868,983
Term Loan B, LIBOR plus 3.25%, 5.222%, 8/23/2014	1,281,052	868,983
Telesat Canada:
Term Delayed Draw, LIBOR plus 3.0%, 4.972%, 10/31/2014	191,943	168,601
Term Loan B, LIBOR plus 3.0%, 4.972%, 10/31/2014	2,228,766	1,957,725
Toys "R" Us, Term Loan B, LIBOR plus 4.25%, 6.222%, 7/19/2012	3,980,100	2,282,587
Tribune Co., Term Loan B, LIBOR plus 3.0%, 4.972%, 6/4/2014**	5,678,125	1,531,078
Univision Communications, Inc., Term Loan B, LIBOR plus 2.25%, 4.222%, 9/29/2014	4,500,000	2,292,503
Total Loan Participations and Assignments (Cost $131,596,533)		87,139,175

Preferred Security 0.1%
Financials
Xerox Capital Trust I, 8.0%, 2/1/2027 (b) (Cost $2,112,300)	2,025,000	1,426,147
	Units	Value ($)

Other Investments 0.1%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $5,741,095)	6,700,000	1,675,000
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	66,836	0
Financials 0.0%
Ashton Woods "B"*	1	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
		126,780
Total Common Stocks (Cost $1,635,755)		126,780

Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	65,016	0
Series AI, 12.0%*	30,003	0
Total Preferred Stocks (Cost $272,426)		0

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	911,300	94,950
Industrials 0.0%
Dayton Superior Corp. 144A, Expiration Date 6/15/2009*	560	0
Total Warrants (Cost $6)		94,950

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 0.78% (d) (e) (Cost $31,843,765)	31,843,765	31,843,765

Cash Equivalents 3.5%
Cash Management QP Trust, 0.53% (d) (Cost $42,265,463)	42,265,463	42,265,463
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,601,229,316)+	99.9	1,202,807,421
Other Assets and Liabilities, Net	0.1	1,188,227
Net Assets	100.0	1,203,995,648
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.222%	6/1/2010	3,500,000	USD	3,508,969	0
ARCO Chemical Co.	9.8%	2/1/2020	24,081,000	USD	25,568,039	2,408,100
CanWest MediaWorks LP	9.25%	8/1/2015	2,875,000	USD	2,875,000	201,250
Chemtura Corp	6.875%	6/1/2016	3,152,000	USD	3,129,085	1,418,400
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	2,029,500
Eaton Vance Corp., CDO II	13.68%	7/15/2012	2,697,790	USD	1,697,739	0
Idearc, Inc.	8.0%	11/15/2016	7,330,000	USD	7,435,188	192,413
New ASAT (Finance) Ltd.	9.25%	2/1/2011	4,710,000	USD	4,145,019	70,650
Pliant Corp.	11.85%	6/15/2009	7	USD	8	3
Quebecor World, Inc.	9.75%	1/15/2015	2,830,000	USD	2,830,000	99,050
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,333,438	1,888
Tribune Co.	4.972%	6/4/2014	5,678,125	USD	5,674,576	1,531,078
Tropicana Entertainment LLC	9.625%	12/15/2014	8,975,000	USD	7,018,944	22,438
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	855,000	USD	869,813	68,400
Witco Corp.	6.875%	2/1/2026	1,147,000	USD	1,071,838	298,220
Young Broadcasting, Inc.	8.75%	1/15/2014	15,800,000	USD	15,022,233	1,738
					88,845,613	8,343,128
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
+ The cost for federal income tax purposes was $1,612,901,708. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $410,094,287. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,451,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $416,546,023.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $30,559,361, which is 2.5% of net assets.
(c) Security has deferred its 6/15/2008 and 12/15/2008 interest payments until 6/30/2009.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation.
LIBOR: Represents the London InterBank Offered Rate.
PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At March 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	3,153,300	USD	4,207,478	4/20/2009	18,213
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	23,687,800	USD	31,085,026	4/20/2009	(385,005)
Currency Abbreviations
EUR Euro USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 31,843,765	$ —
Level 2	1,162,205,925	(366,792)
Level 3	8,757,731	—
Total	$ 1,202,807,421	$ (366,792)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009:

Investments in Securities
Balance as of September 30, 2008	9,253,536
Net realized gain (loss)	(166,054)
Change in unrealized appreciation (depreciation)	(8,617,012)
Amortization premium/discount	68,343
Net purchases (sales)	1,448,002
Net transfers in (out) of Level 3	6,770,916
Balance as of March 31, 2009	$ 8,757,731
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ (8,495,580)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,527,120,088) — including $30,559,361 of securities loaned	$ 1,128,698,193
Investment in Daily Assets Fund Institutional (cost $31,843,765)*	31,843,765
Investment in Cash Management QP Trust (cost $42,265,463)	42,265,463
Total investments, at value (cost $1,601,229,316)	1,202,807,421
Cash	4,367,837
Foreign currency at value (cost $21,523)	21,704
Deposits with brokers for credit default swap contracts	1,073,000
Receivable for investments sold	8,568,932
Receivable for Fund shares sold	9,402,078
Interest receivable	34,572,839
Unrealized appreciation on forward foreign currency exchange contracts	18,213
Other assets	60,668
Total assets	1,260,892,692
Liabilities
Payable upon return of securities loaned	31,843,765
Payable for investments purchased	21,356,957
Payable for Fund shares redeemed	1,508,536
Net payable for closed credit default swap contracts	85,446
Unrealized depreciation on forward foreign currency exchange contracts	385,005
Accrued management fee	500,476
Other accrued expenses and payables	1,216,859
Total liabilities	56,897,044
Net assets, at value	$ 1,203,995,648
Net Assets Consist of
Accumulated distributions in excess of net investment income	(3,871,816)
Net unrealized appreciation (depreciation) on: Investments	(398,421,895)
Foreign currency	(329,960)
Accumulated net realized gain (loss)	(1,641,627,148)
Paid-in capital	3,248,246,467
Net assets, at value	$ 1,203,995,648
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,011,157,641 ÷ 280,822,483 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 3.60
Maximum offering price per share (100 ÷ 95.50 of $3.60)	$ 3.77

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,422,682 ÷ 11,508,285 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 3.60

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($87,134,330 ÷ 24,170,605 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 3.60

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($64,280,995 ÷ 17,832,694 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 3.60
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $26,326)	$ 63,902,371
Interest — Cash Management QP Trust	295,607
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	142,116
Total Income	64,340,094
Expenses: Management fee	2,774,286
Administration fee	613,294
Services to shareholders	952,256
Custodian fee	27,533
Distribution and service fees	1,858,786
Professional fees	59,551
Trustees' fees and expenses	13,994
Reports to shareholders	65,060
Registration fees	49,868
Other	8,486
Total expenses before expense reductions	6,423,114
Expense reductions	(394)
Total expenses after expense reductions	6,422,720
Net investment income (loss)	57,917,374
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(149,578,961)
Foreign currency	1,835,756
Credit default swap contracts	(727,222)
(148,470,427)
Net unrealized appreciation (depreciation) during the period on: Investments	(95,891,958)
Unfunded loan commitments	26,168
Credit default swap contracts	1,467,883
Foreign currency	(443,613)
(94,841,520)
Net gain (loss) on investment transactions	(243,311,947)
Decrease in net assets resulting from operations	$ (185,394,573)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income (loss)	$ 57,917,374	$ 140,538,197
Net realized gain (loss)	(148,470,427)	(85,726,746)
Change in net unrealized appreciation (depreciation)	(94,841,520)	(240,022,538)
Net increase (decrease) in net assets resulting from operations	(185,394,573)	(185,211,087)
Distributions to shareholders from: Net investment income: Class A	(53,103,553)	(125,754,170)
Class B	(2,177,897)	(6,444,694)
Class C	(4,220,864)	(10,353,864)
Institutional Class	(3,167,358)	(4,330,416)
Total distributions	(62,669,672)	(146,883,144)
Fund share transactions: Proceeds from shares sold	132,540,522	229,474,496
Reinvestment of distributions	39,788,919	90,101,418
Cost of shares redeemed	(241,306,283)	(489,439,803)
Redemption fees	40,428	15,783
Net increase (decrease) in net assets from Fund share transactions	(68,936,414)	(169,848,106)
Increase (decrease) in net assets	(317,000,659)	(501,942,337)
Net assets at beginning of period	1,520,996,307	2,022,938,644
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $3,871,816 and $880,482, respectively)	$ 1,203,995,648	$ 1,520,996,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Income (loss) from investment operations: Net investment income[b]	.17	.39	.42	.42	.44	.44
Net realized and unrealized gain (loss)	(.70)	(.90)	(.08)	(.02)	.00***	.22
Total from investment operations	(.53)	(.51)	.34	.40	.44	.66
Less distributions from: Net investment income	(.19)	(.41)	(.47)	(.45)	(.45)	(.46)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 3.60	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43
Total Return (%)[c]	(12.41)**	(10.40)[d]	6.39[d]	7.77	8.12[d]	13.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,011	1,277	1,715	1,809	1,926	1,950
Ratio of expenses before expense reductions (%)	.98*	.99	.97	.96	.96	.94
Ratio of expenses after expense reductions (%)	.98*	.98	.96	.96	.96	.94
Ratio of net investment income (%)	9.51*	7.92	7.70	7.84	8.00	8.13
Portfolio turnover rate (%)	22**	61	66	100	113	162
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Income (loss) from investment operations: Net investment income[b]	.16	.35	.37	.38	.39	.39
Net realized and unrealized gain (loss)	(.71)	(.90)	(.08)	(.02)	.01	.22
Total from investment operations	(.55)	(.55)	.29	.36	.40	.61
Less distributions from: Net investment income	(.17)	(.37)	(.42)	(.41)	(.41)	(.41)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 3.60	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43
Total Return (%)[c]	(12.77)**	(11.13)[d]	5.53[d]	6.87	7.45[d]	12.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	62	115	165	212	332
Ratio of expenses before expense reductions (%)	1.81*	1.81	1.76	1.76	1.81	1.75
Ratio of expenses after expense reductions (%)	1.81*	1.80	1.76	1.76	1.80	1.75
Ratio of net investment income (%)	8.68*	7.10	6.90	7.04	7.15	7.32
Portfolio turnover rate (%)	22**	61	66	100	113	162
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 5.25	$ 5.38	$ 5.43	$ 5.44	$ 5.24
Income (loss) from investment operations: Net investment income[b]	.16	.35	.38	.38	.39	.40
Net realized and unrealized gain (loss)	(.72)	(.90)	(.08)	(.02)	.01	.22
Total from investment operations	(.56)	(.55)	.30	.36	.40	.62
Less distributions from: Net investment income	(.17)	(.37)	(.43)	(.41)	(.41)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 3.60	$ 4.33	$ 5.25	$ 5.38	$ 5.43	$ 5.44
Total Return (%)[c]	(12.70)**	(11.04)[d]	5.59[d]	6.94	7.49[d]	12.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	111	162	159	153	156
Ratio of expenses before expense reductions (%)	1.74*	1.75	1.72	1.71	1.75	1.71
Ratio of expenses after expense reductions (%)	1.74*	1.74	1.72	1.71	1.74	1.71
Ratio of net investment income (%)	8.75*	7.16	6.94	7.09	7.21	7.36
Portfolio turnover rate (%)	22**	61	66	100	113	162
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 5.25	$ 5.38	$ 5.42	$ 5.43	$ 5.23
Income (loss) from investment operations: Net investment income[b]	.18	.40	.43	.44	.46	.45
Net realized and unrealized gain	(.72)	(.90)	(.08)	(.01)	.00***	.22
Total from investment operations	(.54)	(.50)	.35	.43	.46	.67
Less distributions from: Net investment income	(.19)	(.42)	(.48)	(.47)	(.47)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 3.60	$ 4.33	$ 5.25	$ 5.38	$ 5.42	$ 5.43
Total Return (%)	(12.23)**	(10.09)[c]	6.70[c]	8.33[c]	8.49[c]	13.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	71	31	18	13	10
Ratio of expenses before expense reductions (%)	.69*	.70	.65	.69	.66	.65
Ratio of expenses after expense reductions (%)	.69*	.69	.64	.68	.59	.65
Ratio of net investment income (%)	9.81*	8.21	8.02	8.12	8.36	8.42
Portfolio turnover rate (%)	22**	61	66	100	113	162
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a capital loss carryforward of approximately $1,388,805,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), September 30, 2015 ($38,251,000) and September 30, 2016 ($21,744,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2007 through September 30,2008, the Fund incurred approximately $93,980,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2009.

The Fund has reviewed the tax positions for each of the open tax years as September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $258,283,885 and $340,176,316, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $613,294, of which $99,845 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at March 31, 2009
Class A	$ 660,015	$ 333,330
Class B	39,932	22,825
Class C	59,352	29,182
Institutional Class	17,470	6,533
	$ 776,769	$ 391,870

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 173,151	$ 28,254
Class C	331,050	53,827
	$ 504,201	$ 82,081

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 1,189,078	$ 170,619.23%
Class B	56,603	5,087.25%
Class C	108,904	2,036.25%
	$ 1,354,585	$ 177,742

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009, aggregated $41,699.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for Class B and C shares aggregated $113,262 and $7,701, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2009, DIDI received an aggregate CDSC of $1,053 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $15,147, of which $10,265 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $362 and $32, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Borrowings

The Fund and one other affiliated fund (the"Participants") entered into a credit facility with a commercial bank. Under the terms of this agreement, any loan obtained by the Fund would bear interest at the Fed Funds Rate plus 0.65%, which was payable at maturity. A commitment fee was charged to the Participants and is included with "other expense" on the Statement of Operations. The loan amounts and rates were reset periodically under a revolving credit agreement obtained by the Participants in an amount not to exceed $40,000,000 at any one time and which was available until October 8, 2008. There were no loans from the credit facility for the period ending October 8, 2008.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,229,196	$ 103,602,471	29,467,925	$ 144,519,679
Class B	596,758	2,166,958	1,622,985	7,945,601
Class C	1,989,773	7,238,531	3,470,233	17,122,126
Institutional Class	5,494,266	19,532,562	12,320,542	59,887,090
		$ 132,540,522		$ 229,474,496
Shares issued to shareholders in reinvestment of distributions
Class A	9,769,105	$ 34,598,687	16,144,163	$ 78,573,203
Class B	313,579	1,108,438	687,353	3,356,643
Class C	732,978	2,596,464	1,265,670	6,175,336
Institutional Class	418,651	1,485,330	414,388	1,996,236
		$ 39,788,919		$ 90,101,418
Shares redeemed
Class A	(53,509,961)	$ (196,037,073)	(77,644,674)	$ (381,136,008)
Class B	(3,828,692)	(13,936,452)	(9,776,330)	(48,062,510)
Class C	(4,184,037)	(15,319,757)	(9,998,033)	(48,957,880)
Institutional Class	(4,405,388)	(16,013,001)	(2,320,889)	(11,283,405)
		$ (241,306,283)		$ (489,439,803)
Redemption fees		$ 40,428		$ 15,783
Net increase (decrease)
Class A	(14,511,660)	$ (57,797,449)	(32,032,586)	$ (158,030,640)
Class B	(2,918,355)	(10,659,738)	(7,465,992)	(36,758,363)
Class C	(1,461,286)	(5,484,260)	(5,262,130)	(25,659,296)
Institutional Class	1,507,529	5,005,033	10,414,041	50,600,193
		$ (68,936,414)		$ (169,848,106)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	008	208	308	513

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009